UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): October 27, 2022

GOLDEN MATRIX GROUP, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-41326	46-1814729
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(IRS Employer Identification No.)

3651 Lindell Road, Suite D131

Las Vegas, NV 89103

(Address of principal executive offices)(zip code)

Registrant’s telephone number, including area code: (702) 318-7548

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 Par Value Per Share	GMGI	The NASDAQ Stock Market LLC (The NASDAQ Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02. Unregistered Sales of Equity Securities.

The information in Item 8.01 below regarding the Buyout Shares (as defined in Item 8.01) is incorporated by reference into this Item 3.02 by reference. The issuance of the Buyout Shares is intended to be exempt from registration pursuant to Section 4(a)(2) and/or Rule 506 of Regulation D of the Securities Act of 1933, as amended (the “Securities Act”), since the planned issuances will not involve a public offering, the recipients have confirmed that they are “accredited investors”, and the recipients will acquire the securities for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof. The securities were offered without any general solicitation by us or our representatives. The securities are subject to transfer restrictions, and the certificates evidencing the securities will contain an appropriate legend stating that such securities have not been registered under the Securities Act and may not be offered or sold absent registration or pursuant to an exemption therefrom.

Item 8.01. Other Events.

As previously reported by Golden Matrix Group, Inc. (the “Company”, “we” or “us”) in the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on December 3, 2022, on November 29, 2021, the Company entered into a Sale and Purchase Agreement of Ordinary Issued Share Capital (the “Purchase Agreement”), to acquire an 80% ownership interest in RKingsCompetitions Ltd, a private limited company formed under the laws of Northern Ireland (the “RKings”) from Mark Weir and Paul Hardman, individuals (each a “Seller” and collectively the “Sellers”), the then owners of 100% of the ordinary issued share capital of RKings. The Company paid the Sellers (a) GBP £3,000,000; and (b) 666,250 restricted shares of the Company’s common stock, with an agreed value of GBP £4,000,000, or $8.00 per share of Company common stock; and agreed to pay the Sellers additional shares of common stock of the Company equal to (i) 80% of the Company’s net asset value of RKings as of October 31, 2021 (inventory on hand (minus allowances for reserve inventory and allocated goods and materials) plus RKings’ total cash and cash equivalents on hand; less (B) RKings’ current and accrued liabilities, as described in greater detail in the Purchase Agreement), divided by (ii) $8.00 per share. The Sale and Purchase Agreement also provided the Sellers the rights to earn additional earn-out consideration, equal in value to GBP £4,000,000, subject to the terms of the Sale and Purchase Agreement payable at the option of the Company in either (a) cash; or (b) shares of Company common stock.

On December 6, 2021, the Company closed the purchase of an 80% interest in RKings pursuant to the Purchase Agreement, which acquisition was effective for all purposes as of November 1, 2021.

The Purchase Agreement also required that the Sellers and the Company enter into a Shareholders Agreement (the “Shareholders Agreement”), which was entered into and became effective on November 29, 2021, and which provides various rights and restrictions on the owners of RKings. One of those rights was a buyout right provided to the Company (the “Buyout Right”), which beginning on May 29, 2022 (the date that was six months from November 29, 2021), provided the Company, upon written notice to the Sellers, the right to purchase all, but not less than all, of the shares of RKings then held by the Sellers (i.e., the 20% of RKings retained by such Sellers following the closing of the Purchase Agreement) for an aggregate purchase price equal to 20% of the product of (i) RKings’ then most recent three-month trailing EBITDA multiplied by (ii) sixteen (the “Buyout Price”). The Buyout Price was payable at the option of the Company in either (x) cash; or (y) shares of the Company’s common stock valued at $8.00 per share or any combination thereof.

On October 27, 2022, the Company exercised its Buyout Right by providing written notice to each of the Sellers. In connection with such exercise, the Company agreed to pay each Seller USD $661,773, which is equal to their pro rata portion of the Buyout Price, which will be satisfied by the issuance by the Company to each Seller of 82,722 shares of restricted common stock of the Company (with such shares being valued at $8.00 per share pursuant to the terms of the Shareholders Agreement)(an aggregate of 165,444 shares of common stock of the Company, the “Buyout Shares”).

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The acquisition of the 20% interest in RKings held by the Sellers is expected to close on November 4, 2022, subject to the delivery by such Sellers of certain required closing items, including stock powers and certifications, as described in greater detail in the Purchase Agreement.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
2.1+

Sale and Purchase Agreement of Ordinary Issued Share Capital dated November 29, 2021, by and between Golden Matrix Group, Inc., as Purchaser, and Mark Weir and Paul Hardman, as Shareholders of RKingsCompetitions Ltd, a Private Limited Company Formed and Registered in and Under the Laws of Northern Ireland, as Sellers (Filed as Exhibit 2.1 to the Current Report on Form 8-K filed with the Securities and Exchange Commission on December 3, 2021, and incorporated herein by reference)(File Number: 000-54840)

10.1

Shareholders Agreement dated November 29, 2021, by and between Golden Matrix Group, Inc. and Mark Weir and Paul Hardman (Filed as Exhibit 10.1 to the Current Report on Form 8-K filed with the Securities and Exchange Commission on December 3, 2021, and incorporated herein by reference)(File Number: 000-54840)

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

+ A copy of any omitted schedule or Exhibit will be furnished supplementally to the Securities and Exchange Commission upon request; provided, however that Golden Matrix Group, Inc. may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any schedule or Exhibit so furnished.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

GOLDEN MATRIX GROUP, INC.

Date: November 2, 2022	By:	/s/ Anthony Brian Goodman
Anthony Brian Goodman
Chief Executive Officer

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